J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Research Enhanced Equity Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated July 21, 2020

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated March 1, 2020, as supplemented

Effective September 16, 2020 (the “Effective Date”), the portfolio manager information in the “Risk/Return Summary — Management” section of the Summary Prospectuses and Prospectuses will be deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Piera Elisa Grassi	2016	Managing Director
Nicholas Farserotu	2020	Vice President
Winnie Cheung	2020	Vice President

In addition, on the Effective Date, the “The Funds’ Management and Administration — The Portfolio Managers — International Research Enhanced Equity Fund” section of the Prospectuses will be deleted in its entirety and replaced with the following:

International Research Enhanced Equity Fund

The portfolio management team is led by Piera Elisa Grassi, a Managing Director. Nicholas Farserotu, a Vice President, and Winnie Cheung, a Vice President, work with Ms. Grassi in managing the Fund. Ms. Grassi is the lead portfolio manager for the International Research Enhanced strategies within the International Equity Group, based in London. An employee since 2004, Ms. Grassi was previously a portfolio manager and quantitative analyst. Prior to joining JPMIM or its affiliates (or one of their predecessors), Ms. Grassi was a bond quantitative analyst and risk analyst at Foreign and Colonial Asset Management. Before this, she worked for BARRA in London, focusing on equity risk management and portfolio construction. Ms. Grassi obtained a Laurea from Bocconi University in Milan. Ms. Grassi has been a portfolio manager of the Fund since February 2016. Nicholas Farserotu, a Vice President, is a portfolio manager within the International Equity Group focusing on the International Research Enhanced strategies. An employee since 2015, Mr. Farserotu was previously an investment analyst at SphereInvest Group in Geneva. Mr. Farserotu obtained an MSc. in Financial Engineering from Imperial College London (with Distinction) and also holds an MSc. and a BSc. in Economics from the University of Geneva. He is a CFA charterholder. Winnie Cheung, a Vice President, is a portfolio manager in the International Equity Group focusing on the International Research Enhanced strategies. An employee since 2012, Ms. Cheung was previously a performance analyst. Ms. Cheung obtained a MSc in Finance from Cass Business School in London.

On the Effective Date, the “Portfolio Managers—Portfolio Managers’ Other Accounts Managed” section of the Statement of Additional Information with respect to the JPMorgan International Research Enhanced Equity Fund (the “Fund”) will be deleted in its entirety and replaced with the following:

SUP-IREE-PM-720

Portfolio Managers’ Other Accounts Managed*

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of October 31, 2019:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
International Research Enhanced Equity Fund
Piera Elisa Grassi	3	$4,530,858	13	$1,946,878	9	$3,106,890
Nicholas Farserotu[2]	1	10,056	6	803,668	12	4,559,592
Winnie Cheung[2]	1	10,056	5	789,603	11	4,524,435

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of October 31, 2019:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
International Research Enhanced Equity Fund
Piera Elisa Grassi	0	$0	0	$0	1	$383,377
Nicholas Farserotu[2]	0	0	0	0	1	482,579
Winnie Cheung[2]	0	0	0	0	1	482,579

[2]	As of June 30, 2020.
*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of assets allocation, multi-managed or other accounts.

In addition, on the Effective Date, the “Portfolio Managers — Portfolio Managers’ Ownership of Securities” section with respect to the Fund will be deleted in its entirety and replaced with the following:

Portfolio Managers’ Ownership of Securities

The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager, as of the fiscal year ended October 31, 2019. Aggregate Dollar Range, if applicable, includes the portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser’s deferred compensation plan, which reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of the Fund and accordingly, the economic equivalent of an investment in Fund shares.

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
International Research Enhanced Equity Fund
Piera Elisa Grassi	X
Nicholas Farserotu(3)	X
Winnie Cheung(3)	X

(3)	As of June 30, 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND THE STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE